COMMON STOCK                       COMMON STOCK
NUMBER                             LOGO                          SHARES
ZQ     ORGANIZED UNDER THE
     LAWS OF THE STATE OF INDIANA

    THIS CERTIFICATE IS TRANSFERABLE         CUSIP 126126 10 1
  IN THE CITIES OF EVANSVILLE, INDIANA,      SEE REVERSE FOR CERTAIN DEFINITIONS
     JERSEY CITY, NEW JERSEY
      OR NEW YORK, NEW YORK
                              CNB BANCSHARES, INC.
                               EVANSVILLE, INDIANA
     This Certifies that





     is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE, NO PAR VALUE, COMMON STOCK OF

     CNB Bancshares, Inc. transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In witness thereof, the said corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

     Dated

CORPORATE
SEAL
     Countersigned and Registered:
     THE CITIZENS NATIONAL BANK OF EVANSVILLE     PHOTO   /S/ H. Lee Cooper
                                                                   CHAIRMAN
               Evansville, Indiana
                    Transfer Agent and Registrar,
     By                                                  /S/ David L. Knapp
                                                                  SECRETARY
                         Authorized Signature




Page 2



                              CNB Bancshares, Inc.
                              Evansville, Indiana

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF THE NO PAR VALUE COMMON STOCK AND THE PREFERRED STOCK OF THE CORPORATION WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common    UNIF GIFT MIN ACT  --____Custodian______
                                                             (Cust)      (Minor)
     TEN ENT -- as tenants by the entireties                 Under Uniform Gifts
                                                             to Minors
                                                             Act________________
     JT TEN  -- as joint tenants with right of                     (State)
                survivorship and not as
                tenants in common
                                        UNIF TRANS MIN ACT --____Custodian ____
                                                             (Cust)      (Minor)
                                                             Under Uniform
                                                             Transfers to Minors
                                                             Act________________
                                                                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, __________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


                     [Box]


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:______________________
                                             ___________________________________
                                             NOTICE: The Signature to this
                                             Assignment must correspond with the
                                             name as written upon the face of
                                             the Certificate in every
                                             particular, without alteration or
                                             enlargement, or any change
                                             whatever.
Signature(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.